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                                                                    Exhibit 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 9, 2000, in the Registration Statement (Form S-1) and related Prospectus of Advanced Medicine, Inc., for the
registration of              shares of its common stock.

                                                           /s/ ERNST & YOUNG LLP

Raleigh, North Carolina
March 17, 2000